UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2024
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The AZEK Company Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39322	90-1017663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 W Fulton Street, Suite 350 Chicago, Illinois		60607
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (877) 275-2935
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	AZEK	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Failure to Satisfy a Continued Listing Rule or Standard.
On May 16, 2024, The AZEK Company Inc. (the “Company”) received a notice (the “NYSE Notice”) from the New York Stock Exchange (the “NYSE”) that the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024 (the “Form 10-Q”) with the Securities and Exchange Commission (the “SEC”) prior to May 15, 2024, the end of the extension period provided by Rule 12b-25 under the Securities Exchange Act of 1934. The Company currently expects to file the Form 10-Q within the next 30 days.
The NYSE Notice has no immediate effect on the listing of the Company’s common stock on the NYSE. The NYSE Notice informed the Company that, under NYSE rules, the Company has six months from May 15, 2024, to regain compliance with the NYSE listing standards by filing the Form 10-Q with the SEC. If the Company fails to file the Form 10-Q within the six-month period, the NYSE may grant, in its sole discretion, an extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances. The NYSE Notice also notes that the NYSE may nevertheless commence delisting proceedings at any time if it deems that the circumstances warrant.
As previously reported in the Company’s Notification of Late Filing on Form 12b-25, filed on May 8, 2024 (the “Form 12b-25”) with the SEC, the Company was unable to file the Form 10-Q within the prescribed period because it requires additional time to complete and file with the SEC restated consolidated financial statements for the fiscal years ended September 30, 2023, 2022 and 2021, and the interim periods within those fiscal years, and for the three months ended December 31, 2023 (collectively, the “Affected Periods”), and to complete and file with the SEC the Form 10-Q. Although the Company has dedicated significant resources to the completion of its restated consolidated financial statements for the Affected Periods and its interim consolidated financial statements and related disclosures for inclusion in the Form 10-Q, the Company was unable to file the Form 10-Q prior to May 15, 2024, the end of the extension period provided by the Rule 12b-25.
On May 17, 2024, the Company issued a press release regarding receipt of the notice from the NYSE. The press release is attached hereto as Exhibit 99.1.
Forward Looking Statements
This report contains forward-looking statements within the meaning of applicable securities laws. All statements other than statements of historical facts, including statements regarding future operations, are forward-looking statements. In some cases, forward-looking statements may be identified by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "could," "would," "expect," "objective," "plan," "potential," "seek," "grow," "target," "if," or the negative of these terms and similar expressions. Such forward-looking statements may include, without limitation, statements with respect to the restatement of the Company’s financial statements and the timing of the completion of the restatement and the filing of the March 31, 2024 Form 10-Q. The Company bases its forward-looking statements on information available to it on the date of this report and undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of changed circumstances, new information, future events, or otherwise, except as may otherwise be required by law. Actual future events could also differ materially due to numerous factors that involve substantial known and unknown risks and uncertainties including, among other things, risks relating to the final impact of the restatement on the Company’s consolidated financial statements; the risk that additional information will come to light that alters the scope or magnitude of the restatement; the risks and uncertainties set forth under “Risk Factors” and elsewhere in the Company’s reports on Form 10-K and Form 10-Q; and the other risks and uncertainties discussed in any subsequent reports that the Company files with the Securities and Exchange Commission from time to time. Although the Company has attempted to identify those material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors that could cause actual results or events to differ from those anticipated, estimated or intended. Given these uncertainties, investors are cautioned not to place undue reliance on forward-looking statements.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description
99.1	Press release dated May 17, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The AZEK Company Inc.

Date: May 17, 2024	By:	/s/ Peter Clifford
Peter Clifford
Senior Vice President, Chief Operations Officer and Chief Financial Officer